                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          CITADEL HOLDING CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     ---------------------------------------------------------------------------

                  [LETTERHEAD OF CITADEL HOLDING CORPORATION]

August 17, 2000


Re:    Citadel Holding Corporation
       CDL.A" CUSIP # 172862 20 3 and "CDL.B" CUSIP # 172862 30 2


Dear Shareholder:

We recently sent to you the Notice of Annual Meeting of Stockholders, Proxy Statement, Form 10K (the Annual Report for the fiscal year ended December 31,
1999) and a proxy card.

We have discovered that the proxy card listed five, instead of six, nominees for election to the Board of Directors. We enclose the corrected card (light blue paper stock).

Please complete the corrected card and return it in the enclosed envelope.

If you have already mailed the proxy card that accompanied the Proxy Statement, we ask that you nevertheless complete and return the enclosed corrected card.


Very truly yours,

/s/ Andrzej Matyczynski

Andrzej Matyczynski
Chief Financial Officer

-------------------------------------------------------------------------------


PROXY                                                                     PROXY

                          CITADEL HOLDING CORPORATION

                        ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 12, 2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby revokes all prior proxies and constitutes and appoints James J. Cotter and S. Craig Tompkins, and each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of Citadel Holding Corporation (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 9:30 a.m., local time, on September 12, 2000 at the Regal Biltmore Hotel, 506 S. Grand Avenue, Los Angeles, California for the following purposes and any adjournment or postponement thereof, as follows:

                          (Continued on reverse side)

-------------------------------------------------------------------------------
                          -- FOLD AND DETACH HERE --


                                                                                                   Please mark
                                                                                                   your vote as
                                                                                                   indicated in [X]
                                                                                                   this example

In their discretion the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment thereof.

                                                                                                             FOR  AGAINST ABSTAIN
1. ELECTION OF DIRECTORS          FOR                                   2. PROPOSAL TO APPROVE THE ISSUANCE  [ ]    [ ]    [ ]
                            all nominees lised   WITHHOLD AUTHORITY TO     OF SHARES OF CITADEL CLASS A
                            below (excepted      vote for all nominees     NON-VOTING COMMON STOCK AND SHARES
                            as marked to the           below.              OF CLASS B VOTING COMMON STOCK TO
                            contrary, below.)                              COMPLETE THE ACQUISITION BY MERGER
                                  [ ]                   [ ]                OF OFF BROADWAY INVESTORS, INC.


3. TO APPROVE THE ADOPTION BY THE BOARD                         FOR  AGAINST ABSTAIN
   OF DIRECTORS OF THE 1999 STOCK                               [ ]    [ ]    [ ]
   OPTION PLAN OF CITADEL HOLDING CORPORATION.

INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the following list: James J. Cotter,
William C. Soady, Alfred Villasenor, Jr., Robert M. Loeffler and S. Craig Tompkins.

THIS PROXY WILL BE VOTED AS SPECIFIED. IF A CHOICE IS NOT SPECIFIED, THIS
PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR AND FOR EACH OF THE ABOVE
PROPOSALS.

THIS PROXY SHOULD BE DATED, SIGNED BY THE SHAREHOLDER EXACTLY AS SUCH
STOCKHOLDER'S NAME APPEARS ON SUCH STOCKHOLDER'S STOCK CERTIFICATE AND
RETURNED PROMPTLY TO THE COMPANY C/O CHASE MELLON SHAREHOLDER SERVICES, IN THE
ENCLOSED ENVELOPE. PERSONS SIGNING IN AS A BENEFICIARY CAPACITY SHOULD SO
INDICATE.







Signature _____________________________________________________________________________________ Dated: ____________________ ,2000
Please sign name(s) exactly as registered)                                 Telephone Number
(if there are co-owners, both should sign)


--------------------------------------------------------------------------------
                          -- FOLD AND DETACH HERE --